Exhibit 10.4.4
PROTECTIVE PRODUCTS OF AMERICA, INC.
NON-QUALIFIED STOCK OPTION AGREEMENT
     THIS AGREEMENT made as of (Effective date), 2008
BETWEEN:
     PROTECTIVE PRODUCTS OF AMERICA, INC., a Delaware corporation (the “Corporation”)
and
                                                 (the “Optionee”).
WITNESSETH THAT:
     WHEREAS, the Corporation has adopted a stock option plan denominated the 2001 Non-Qualified Stock Option Plan (the “Stock Option Plan”) pursuant to which Participants (as defined therein) may be granted options to purchase shares of Common Stock of the Corporation (“Shares”); and
     WHEREAS, the Optionee is a director, officer, employee or consultant of the Corporation or a subsidiary of the Corporation and the Corporation has agreed to provide incentive to the Optionee by the granting of an option to purchase Shares;
     NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the Corporation and the Optionee agree as follows:
1.	Granting of Option
     Subject to the terms and conditions of this Agreement, the Corporation hereby grants to the Optionee the option (the “Option”) to purchase up to [Number] Shares, exercisable at the price of CAD$ [Exercise price] per Share (the “Exercise Price”), at any time and from time to time until 5:00 p.m. (prevailing Eastern time) on [Expiration date] (the “Expiration Time”), at which time the Option shall expire and all rights to purchase Shares hereunder shall cease and become null and void. The Option is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.
2.	Vesting and Term of Option
     (a) Vesting: The Option shall not be exercisable at all until after the date upon which the Corporation becomes a reporting company pursuant to the United States Securities and Exchange Act of 1934. On each of [Initial vesting date], [Initial vesting date plus one year] and [Initial vesting date plus two years], the Options shall become exercisable with respect to one third of the total number of Shares subject to the Option (rounded down on the first two vesting dates) and all or any part of the Shares as to which the Option shall have become exercisable may be purchased at any time, or from time to time, thereafter, until the Expiration Time or sooner termination of the Option.

     (b) Takeover Bids Notwithstanding the foregoing, upon the making of an Offer (as hereinafter defined), the Option shall become immediately exercisable in respect of any and all Shares covered thereby in respect of which the Optionee has not exercised the right to acquire Shares under the Option. For the purposes of this paragraph, “Offer” means an offer made generally to the holders of the Corporation’s voting securities to purchase directly or indirectly voting securities of the Corporation where the voting securities which are the subject of the offer to purchase, together with the offeror’s then presently owned securities, will, in the aggregate, exceed 20% of the outstanding voting securities of the Corporation, provided that if two or more persons or companies make offers jointly or in concert or intending to exercise jointly or in concert any voting rights attaching to the securities to be acquired, then the securities owned by each of them shall be included in the calculation of the percentage of the outstanding voting securities of the Corporation owned by each of them.
     (c) Ceasing to be Director, Officer, Employee or Consultant Notwithstanding anything to the contrary herein, if the Optionee ceases to be a director, officer, employee or consultant of the Corporation or any subsidiary of the Corporation for any reason (other than death), the Optionee may, but only within 90 days after the date that the Optionee ceases to be a director, officer, employee or consultant, and prior to the Expiration Time, exercise the Option, but only to the extent that the Optionee was entitled to exercise it as of the date that the Optionee ceased to be a director, officer, employee or consultant. Any Optionee who is deemed to be an employee of the Corporation pursuant to any medical or disability plan of the Corporation shall be deemed to be an employee of the Corporation for the purposes of this Agreement. The Option shall not be affected by any change in the terms of employment of the Optionee, so long as the Optionee continues to be employed by the Corporation or any of its subsidiaries or continues to be a director or officer of one of the foregoing.
3.	Manner of Exercise and Payment
     The Option shall be exercised by delivery of a notice in writing, substantially in the form attached hereto, given by the Optionee to the President or Chief Financial Officer of the Corporation at the principal office of the Corporation. The notice shall specify the number of Shares in respect of which the Option is being exercised and shall be delivered with cash, certified check or bank draft payable to the Corporation in an amount equal to the Exercise Price multiplied by the number of Shares in respect of which the Option is being exercised. Such notice shall constitute the Optionee’s acknowledgement of and undertaking to comply, to the satisfaction of the Corporation and its counsel, with all applicable requirements of any stock exchange or exchanges upon which any securities of the Corporation may from time to time be listed and of any applicable regulatory authority or authorities.

4.	Delivery of Option Shares
     As soon as practicable after each exercise of the Option, the Corporation shall cause to be delivered to the Optionee, or his personal representative, or as the Optionee or his personal representative may otherwise direct in the notice, a certificate or certificates in the name of the Optionee or his personal representative, or as the Optionee or his personal representative may otherwise direct, representing the number of Shares in respect of which the Option has been exercised, provided that the Corporation’s obligation to issue or deliver Shares under the Option is subject to such compliance by the Corporation and the Optionee as the Corporation deems necessary or advisable with all laws, rules and regulations applying to the authorization, issuance, listing or sale of securities.
5.	Death of Optionee
     If the Optionee should die prior to the expiration of the Option, the Optionee’s personal representative shall have the right to exercise the Option and to purchase up to that number of Shares which the Optionee would have been entitled to purchase at the date of the Optionee’s death, provided that the personal representative may only exercise such Option at any time up to and including the earlier of (i) a date six months following the date of the death of the Optionee or (ii) the Expiration Time.
6.	Assignment of Option
     The Option shall not be assignable either in whole or in part, and upon any purported assignment being made, the Option shall terminate and become null and void; provided that nothing herein contained shall restrict the right of the Optionee to dispose of by will or other testamentary disposition any Shares owned by the Optionee.
7.	Securities Regulation
     The Optionee agrees to comply with all regulatory requirements applicable to the assignment of the Option or the resale of Shares acquired upon the exercise of the Option.
     The Optionee acknowledges that Shares issued upon the exercise of the Option granted pursuant to this Agreement are “restricted securities” as defined in Rule 144 of the United States Securities Act of 1933, as amended (the “Securities Act”), and therefore certificates evidencing such Shares shall contain such legends as the Corporation in its sole discretion deems applicable and appropriate to ensure sales of such Shares are only made in accordance with all applicable state and federal securities laws. The Corporation may require the Optionee, or any person to receive Shares upon exercise of the Option, as a condition to the Optionee exercising the Option and the Corporation issuing and delivering certificates evidencing the Shares, to give written assurances satisfactory to the Corporation stating that such person is acquiring the Shares subject to the Option for such person’s own account and not with any present intention of selling or otherwise distributing the Shares, and such other assurances as shall permit the Corporation to issue the Shares (if their disposition is not then registered under the Securities Act) in compliance with applicable state and federal securities laws.

8.	Adjustments
     (a) Reorganization, Merger, Dissolution and Sale If the Corporation shall be a party to any reorganization, merger, dissolution or sale of all or substantially all of its assets, whether or not the Corporation is the surviving entity, the Option shall be adjusted so as to apply to the securities to which the holder of the number of Shares of the Corporation subject to the Option would have been entitled by reason of such reorganization, merger, dissolution or sale, provided, however, that the Corporation may satisfy any obligations to the Optionee hereunder by paying to the Optionee in cash the difference between the Exercise Price of all unexercised Options granted hereunder and the fair market value of the securities to which the Optionee would be entitled upon exercise of all unexercised Options, regardless of whether all conditions of exercise relating to continuous employment have been satisfied. Adjustments under this paragraph or any determinations as to the fair market value of any securities shall be made by the Board of Directors of the Corporation, or any committee thereof specifically designated by the Board of Directors to be responsible therefor, and any reasonable determination made by the Board of Directors or committee thereof shall be binding and conclusive.
     (b) Subdivisions In the event of any subdivision or subdivisions of the Shares of the Corporation, as they were constituted at the time any Option hereunder was granted, into a greater number of Shares, the Corporation will thereafter deliver, at the time of exercise thereof, in addition to the number of Shares in respect of which the Option is then being exercised, such additional number of Shares that results from such subdivision or subdivisions, without the Optionee being obligated to make any additional payment or giving any other consideration therefor.
     (c) Combinations In the event of any combination or combinations of the Shares of the Corporation, as they were constituted at the time any Option hereunder was granted, into a lesser number of Shares, the Optionee shall accept, at the time of the exercise thereof, in lieu of the number of Shares in respect of which the Option is then being exercised, the lesser number of Shares that results from such combination or combinations.
     (d) Changes of Shares In the event of any change or reclassification of the Shares of the Corporation as they were constituted at the time any Option hereunder was granted, the Corporation shall thereafter deliver, at the time of the exercise thereof, the number of shares of the appropriate class resulting from said change or reclassification as the Optionee exercising the Option would have been entitled to receive in respect of the number of shares so purchased had the Option been exercised before such change or reclassification.
     (e) Stock Dividends If the Corporation, at any time while the Option granted hereunder is outstanding, shall pay any stock dividend or stock dividends upon the Shares of the Corporation in respect of which any Option was granted hereunder, the Corporation will thereafter deliver, at the time of exercise thereof, in addition to the number of Shares in respect of which the Option is then being exercised, the additional number of shares of the appropriate class as would have been payable on the Shares so purchased if they had been outstanding on the record date for the payment of said stock dividend or dividends.

     (f) No Fractional Shares The Corporation shall not be obligated to issue fractional Shares in satisfaction of its obligations hereunder.
     (g) No Pre-Emptive Rights If at any time the Corporation grants to its shareholders the right to subscribe for and purchase pro rata additional securities of the Corporation or of any other corporation or entity, there shall be no adjustments made to the number of Shares or other securities subject to the Option in consequence thereof and the Option of the Optionee shall remain unaffected.
9.	Rights of Optionee
     (a) No Rights as Stockholder The Optionee shall have no rights whatsoever as a stockholder in respect of any of the Shares until they have been purchased pursuant to the exercise of the Option.
     (b) No Right to Continued Employment Nothing in this Agreement shall confer upon the Optionee any right to continue in the employ of the Corporation or its subsidiaries, and nothing herein contained shall interfere in any way with the right of the Corporation or any of its subsidiaries to terminate the employment of the Optionee at any time.
10.	Time
     Time shall be of the essence of this Agreement.
11.	Successors and Assigns
     Except as otherwise set forth herein, this Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, successors and permitted assigns of the Optionee and of the Corporation.
12.	Stock Option Plan
     The Optionee acknowledges that in the event of any conflict between the terms of the Stock Option Plan and this Agreement, the terms of the Stock Option Plan shall prevail. The interpretation and construction of the terms of the Stock Option Plan and this Agreement shall be made by the Board of Directors or a committee of the Corporation appointed by the Board of Directors.
13.	Recitals
     The recitals set forth above are incorporated into and made a part of this Agreement.

14. Legal Advice
     The Corporation is not providing the Optionee with advice, warranties, or representations regarding any of the legal or tax effects to the Optionee with respect to the Option. The Optionee is encouraged to seek legal and tax advice from the Optionee’s own legal and tax advisers.
15. Taxes; Withholding
     The Optionee acknowledges that federal and state income and payroll tax may apply to the Shares acquired upon exercise of the Option. The Optionee agrees that the Corporation may withhold such taxes (in the sole judgment of the Corporation) to satisfy the full withholding obligation, by either (a) paying over to the Corporation the amount of cash or, if permitted by applicable law and acceptable to the Corporation, property with a value necessary to satisfy such withholding obligation on the date the Option is exercised or at a time thereafter specified in writing by the Corporation; or (b) if permitted by applicable law, the Corporation’s withholding an amount of Shares subject to the Option equal in value (as of the date of exercise) to the amount of the remaining withholding obligation.
16. Governing Law
     This Agreement shall be governed by the laws of the State of Delaware, exclusive of its choice of law principles.
     IN WITNESS WHEREOF the Corporation and the Optionee have executed and delivered this Agreement as of the date written at the top of the first page hereof.

PROTECTIVE PRODUCTS OF AMERICA, INC.
By:
Name:
Title:

OPTIONEE:

Name:

NOTICE OF EXERCISE OF OPTION
     The undersigned Optionee (or his legal representative(s) permitted under the Plan) hereby irrevocably elects to exercise the Option for the number and class of Shares (or other property or securities subject thereto) set forth below:

(a)	Number of Shares to be Purchased:

(b)	Class of Shares:

(c)	Exercise Price per Share:

(d)	Aggregate Purchase Price(s) [(a) times (c)]:

and hereby tenders cash or a cashier’s check for such aggregate purchase price, directing such Shares to be registered and a certificate therefor to be issued as set forth below.
Dated this                  day of                                            , 20     .

SIGNED IN THE PRESENCE OF:	)
)
)

	)	(Name of Optionee)
)
)

(Signature of Witness))
)
)

	)	(Signature of Optionee)
)

Direction as to Registration:

(Name of Registered Holder)

(Address of Registered Holder)